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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ADVANCED LIFE SCIENCES HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ADVANCED LIFE SCIENCES HOLDINGS, INC.
1440 Davey Road
Woodridge, Illinois 60517

April 11, 2011

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Advanced Life Sciences Holdings, Inc. (the "Company") to be held at 11:00 a.m. local time on Tuesday, May 24, 2011, at 1440 Davey Road, Woodridge, Illinois 60517.

        The purpose of the meeting is to consider and vote upon proposals to (i) elect three directors who have been nominated for re-election, (ii) approve an amendment to our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000 including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000; (iii) amend the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the "2005 Stock Incentive Plan") to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan; and (vi) transact such other business as may properly come before the meeting.

        Whether or not you plan to attend the meeting and regardless of the number of shares you own, it is important that your shares be represented at the meeting. After reading the enclosed proxy statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented.

        The Board of Directors and management appreciate your continued confidence in the Company and look forward to seeing you at the annual meeting.

Sincerely,

MICHAEL T. FLAVIN Chairman and Chief Executive Officer

ADVANCED LIFE SCIENCES HOLDINGS, INC.
1440 Davey Road
Woodridge, Illinois 60517

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 24, 2011

April 11, 2011

TO THE STOCKHOLDERS OF ADVANCED LIFE SCIENCES HOLDINGS, INC.:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Advanced Life Sciences Holdings, Inc. will be held at 11:00 a.m. local time on Tuesday, May 24, 2011, at 1440 Davey Road, Woodridge, Illinois 60517, or at any adjournment thereof, for the following purposes:

  1.
  To elect three (3) directors, each for a term of three (3) years.

  2.
  To amend our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000, including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000.

  3.
  To amend the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the "2005 Stock Incentive Plan") to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan.

  4.
  To transact other business properly coming before the meeting.

        Each of these matters is described in further detail in the enclosed proxy statement. We also have enclosed a copy of our 2010 Annual Report. We are initially mailing this notice of annual meeting, the proxy statement and the enclosed proxy card to our stockholders on or about April 11, 2011. Only stockholders of record at the close of business on April 4, 2011 are entitled to vote at the meeting and any postponements or adjournments of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

        Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible or vote electronically through the Internet at http://www.proxyvote.com or by telephone at (800) 690-6903. Your proxy can be withdrawn by you at any time before it is voted.

BY ORDER OF THE BOARD OF DIRECTORS,

JOHN L. FLAVIN President, Chief Financial Officer and Secretary

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 24, 2011.

        The Proxy Statement, Annual Report on Form 10-K and 2010 Annual Report are available at https://materials.proxyvote.com00765H.

        You will need your assigned control number to vote your shares. Your control number can be found on your proxy card or voting instruction form.

ADVANCED LIFE SCIENCES HOLDINGS, INC.
1440 Davey Road
Woodridge, Illinois 60517

PROXY STATEMENT

        The Board of Directors of the Company is soliciting your proxy for use at the annual meeting of our stockholders to be held at 11:00 a.m. local time on Tuesday, May 24, 2011, at 1440 Davey Road, Woodridge, Illinois 60517, and at any postponements or adjournments of the meeting. We are initially mailing this proxy statement and the enclosed proxy card to our stockholders on or about April 11, 2011.

I.     ABOUT THE MEETING

What is the purpose of the annual meeting?

        At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including the following proposals: (i) elect three directors who have been nominated for re-election; (ii) approve an amendment to our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000 including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000; (iii) amend the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the "2005 Stock Incentive Plan") to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan; and (vi) transact such other business as may properly come before the meeting.

        We are not currently aware of any other business to be acted upon at the meeting. If any other matters are properly submitted for consideration at the meeting, including any proposal to adjourn the meeting, the persons named as proxies will vote the shares represented thereby in their discretion. Adjournment of the meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting.

What are our voting recommendations?

        Our Board of Directors recommends that you vote your shares "FOR" the election of each of the nominees named below under "Proposal 1—Election of Directors," "FOR" the amendment to our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000 including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000 discussed below under "Proposal 2—Increase of Authorized Shares," and "FOR" the amendment of the 2005 Stock Incentive Plan to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan discussed below under "Proposal 3—Increase of Stock Option Pool."

Who is entitled to vote?

        Only stockholders of record at the close of business on the record date, April 4, 2011, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on the record date at the meeting, and any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote, without cumulation, on each matter to be voted on.

How do I vote?

        You may vote in person at the annual meeting or you may vote by proxy. You may vote by proxy by completing, signing, dating and mailing the enclosed proxy card or by Internet at http://www.proxyvote.com or by telephone at (800) 690-6903. The Internet and telephone voting system for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on May 23, 2011. If you vote by proxy, the individuals named on the proxy card as proxy holders will vote your shares in the manner you indicate. If you sign and return the proxy card without indicating your instructions, your shares will be voted "FOR":

  •
  the election of the three (3) director nominees named below under "Proposal 1—Election of Directors;"

  •
  the amendment to our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000 including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000 as discussed below under "Proposal 2—Increase of Authorized Shares;"

  •
  the amendment of the 2005 Stock Incentive Plan to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan discussed below under "Proposal 3—Increase of Stock Option Pool;" and

        If you hold your shares in "street name" through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should follow the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters but shall not be permitted to exercise voting discretion with respect to non-routine matters. Thus, if you do not give your bank, broker or nominee specific instructions with respect to so-called routine matters, your shares will be voted in such entity's discretion. There are no routine matters to be voted on at the meeting. If you do not give your bank, broker or nominee specific instructions with respect to Proposal 1, Proposal 2 and Proposal 3, your shares will not be voted on such proposals. These shares are called "broker non-votes." We urge you to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the meeting.

What constitutes a quorum?

        If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. As of April 4, 2011, we had 10,787,538 shares of common stock outstanding and entitled to vote. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. Shares represented by broker non-votes will be counted in determining whether there is a quorum. Broker non-votes are not considered votes for or against any particular proposal and therefore will have no direct impact on any proposal.

Can I revoke my proxy or change my vote after I return my proxy card or after I vote electronically or by telephone?

        Yes. Even after you have submitted your proxy, you may revoke your proxy or change your vote at any time before the proxy is voted at the annual meeting by delivering to our Secretary a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. To revoke a proxy previously submitted electronically through the

Internet or by telephone, you may vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve each matter that comes before the meeting?

        The affirmative vote of a majority of the votes cast at the meeting by stockholders entitled to vote thereon is required to approve Proposal 1—Election of Directors, and Proposal 3—Increase of Stock Option Pool. The affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Company's outstanding common stock is required to approve Proposal 2—Increase of Authorized Shares. Abstentions and broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval. Because Proposal 2—Increase of Authorized Shares requires the affirmative vote of the majority of the votes entitled to be cast, an abstention will have the effect of a vote "against" this proposal.

What happens if additional proposals are presented at the meeting?

        Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting, including any proposal to adjourn the meeting. Adjournment of the meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of common stock representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting.

Who will bear the costs of soliciting votes for the meeting?

        The solicitation of proxies from the stockholders is being made by the Board of Directors and management of the Company. The cost of this solicitation, including the cost of preparing and making the proxy statement, the proxy card, notice of annual meeting and 2010 Annual Report, are all being paid for by the Company. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

II.    PROPOSALS TO BE VOTED ON

Proposal 1—Election of Directors

        Our Board of Directors is currently comprised of eight (8) directors. Our certificate of incorporation provides for a classified Board of Directors consisting of three (3) classes of the same or nearly the same number. The nominees for director this year are Michael T. Flavin, Ph.D., and Messrs. Scott F. Meadow and Thomas V. Thornton. Information about the director nominees, the continuing directors and our Board of Directors is contained in the section of this proxy statement entitled "Board of Directors and Executive Officers—Board Structure and Composition."

        In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. Our Board of Directors has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable or unwilling to serve as a director.

        Our Board of Directors recommends that you vote "FOR" the election of Dr. Michael T. Flavin and Messrs. Scott F. Meadow and Thomas V. Thornton.

Proposal 2—Increase of Authorized Shares

        We are asking our stockholders to approve the amendment our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000, including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000. The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. The number of authorized shares of our preferred stock will not be affected by this amendment nor by any other proposal considered at the stockholder meeting. The number of shares of our authorized preferred stock will be maintained at 5,000,000.

        Article 4 of our Third Amended and Restated Certificate of Incorporation currently authorizes us to issue up to 25,666,666 shares of stock, 20,666,666 of which are designated as common stock, and 5,000,000 shares of which are designated as preferred stock. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. As of April 4, 2011, 10,787,538 shares of common stock were issued and outstanding, zero shares of preferred stock were issued and outstanding, 209,310 options to purchase shares of our common stock were issued and outstanding and warrants to purchase 2,726,430 shares of our common stock were issued and outstanding. Accordingly, out of the 20,666,666 shares of common stock authorized, 13,723,278 are issued or reserved for issuance and 6,943,388 authorized shares of common stock are remaining for future issuance.

        The Board of Directors has unanimously adopted and is submitting for stockholder approval a Certificate of Amendment to the Company's Third Amended and Restated Certificate of Incorporation (the "Certificate of Amendment") to effect this increase in authorized shares. The increase in authorized shares would only become effective upon the affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's outstanding common stock and the subsequent filing of the Certificate of Amendment. The form of amendment to effect the increase is attached to this Proxy Statement as Exhibit A.

        We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

  •
  financing transactions, such as public or private offerings of common stock or convertible securities;

  •
  product acquisitions;

  •
  strategic investments;

  •
  partnerships, collaborations and other similar transactions;

  •
  our stock incentive plans; and

  •
  other corporate purposes that have not yet been identified.

        The additional shares of common stock being authorized by this amendment might be issued at times and under circumstances as to have a dilutive effect on the percentage ownership interest of the present holders of our common stock, none of whom have preemptive rights under our certificate of incorporation to subscribe for additional securities that we may issue. Since September 2008, we have issued a substantial number of shares under equity line financing arrangements and expect to issue more shares under equity line financing arrangements in the future. The dilutive effect of our future equity line financings or any other equity offering we complete may be significant.

        Our Board of Directors recommends that you vote "FOR" the increase of authorized shares.

Proposal 3—Increase of Stock Option Pool

        The Board of Directors and the compensation committee (the "Compensation Committee") have determined that it is in the best interest of the Company and its stockholders to amend the Company's 2005 Stock Incentive Plan to increase the number of shares of common stock available for issuance. To date, we have issued 216,914 stock options, of which 17,832 were cancelled and 49 were exercised. Currently there are no stock options remaining for issuance. The Board of Directors and the Compensation Committee are proposing that we increase the amount of stock options available for grant by 5,000,000 stock options so that, if approved, there will be 5,000,000 stock options available for grant (the "Plan Amendment"). The Board of Directors and the Compensation Committee have approved the Plan Amendment to be effective as of the date of approval by the Company's stockholders. The Plan Amendment will not become effective unless stockholder approval is obtained at the annual meeting. The principal features of the 2005 Stock Incentive Plan are summarized below and are qualified in their entirety by reference to the full text of the plan. Our 2005 Stock Incentive Plan is included as an exhibit to the documents that we file with the Securities and Exchange Commission ("SEC"), and are also available upon written request to our investor relations department, 1440 Davey Road, Woodridge, Illinois 60517, or by telephone at 630-739-6744.

Description of the 2005 Stock Incentive Plan

        We adopted the 2005 Stock Incentive Plan in connection with our initial public offering in 2005. The 2005 Stock Incentive Plan permits awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares to the Company's directors, officers and employees. In addition, the plan provides an opportunity for the deferral of salary and bonuses into restricted stock units and the deferrals of gains or payments due upon the vesting or exercise of awards under our stock incentive plan.

        As of the date of this proxy statement, only non-qualified stock options have been issued under the 2005 Stock Incentive Plan. Options granted under the 2005 Stock Incentive Plan vest at the discretion of the Board of Directors and expire 10 years from the date of grant. To date, the vesting term of the options granted under the Plan has ranged from immediate vesting to three years.

        The Board of Directors believes that stock incentive plans as part of a comprehensive compensation package provides the Company with an opportunity to communicate its goals and standards of performance, attract and retain talented individuals, and achieve continued success and growth. The Company believes it can build stockholder value by motivating valuable employees, rewarding individual performance and developing long-term employee commitment through ownership of company stock.

        Our Board of Directors recommends that you vote "FOR" the increase of the stock option pool.

III.  BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board Structure and Composition

        Our Board of Directors is currently comprised of eight (8) directors. Our certificate of incorporation provides for a classified Board of Directors consisting of three (3) classes of the same or nearly the same number.

  •
  Dr. Michael T. Flavin and Messrs. Scott F. Meadow and Thomas V. Thornton serve in the class with a term that expires on the date of the upcoming annual meeting of stockholders.

  •
  Drs. Terry W. Osborn and Israel Rubinstein serve in the class with a term that expires on the date of the annual meeting of stockholders to be held in 2012.

  •
  Mssrs. Richard Reck and John L. Flavin and Dr. Rosalie Sagraves serve in the class with a term that expires on the date of the annual meeting of stockholders to be held in 2013.

        Upon the expiration of the term of each class of directors, directors of that class may be re-elected for a three-year term at the annual meeting of stockholders in the year in which their term expires. Our certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three (3) classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Our certificate of incorporation also provides that our Board of Directors may fill any vacancy created by the resignation of a director or the increase in the size of the Board of Directors.

Director Biographical Information and Qualifications

        Set forth below is a description of the business experience of each director, as well as the specific qualifications, skills and experience considered by the Nominating Committee in reaching the conclusion that each director should serve on the Board of Directors. Mr. Odlaug resigned from the Board of Directors in October 2010.

  Nominees for election at this meeting for terms expiring in 2014:

        Michael T. Flavin, Ph.D., 55, founded Advanced Life Sciences, Inc. in 1999 and is our Chairman and Chief Executive Officer. Prior to founding the Company, Dr. Flavin was the Chairman and Chief Executive Officer of MediChem Life Sciences, Inc., a drug discovery technology and services company that he also founded. Dr. Flavin took MediChem from start-up in 1987 through many stages of development, including the completion of MediChem's private placement, the acquisition and integration of ThermoGen and Emerald Biostructures as MediChem subsidiaries and MediChem's initial public offering in October 2000. MediChem was acquired in March 2002 by deCODE genetics, Inc. Dr. Flavin was the Chief Executive Officer of MediChem, as a subsidiary of deCODE genetics, Inc., through May 2002. Dr. Flavin received a B.S. in Chemistry from the University of Notre Dame, a Ph.D. in Medicinal Chemistry from the University of Illinois at Chicago and he completed a postdoctoral fellowship at Harvard University. Dr. Flavin is the brother of John L. Flavin, our President, Chief Financial Officer and director and Patrick W. Flavin, our Chief Legal Counsel. Dr. Flavin's experience in founding and building life science companies is integral to the Company and its mission. His scientific understanding along with his corporate vision and operational knowledge provide strategic guidance to the Company and the Board of Directors.

        Scott F. Meadow, 57, joined our Board of Directors in August 2005. Mr. Meadow is the Faculty Director of Global Initiatives and clinical professor of entrepreneurship at the University of Chicago Graduate School of Business, a position he has held since 2000. Mr. Meadow has been an Associate Partner at Edgewater Growth Capital Partners and remains a Senior Advisor. He is a principal investor in the private equity industry and has spent 25 years as a general partner, most recently at Sprout Group. Before joining Sprout Group, Mr. Meadow was a general partner focused on healthcare investing. Representative investments include the Coventry Corporation, HEALTHSOUTH Corporation, Sunrise Senior Living, Inc., Sunrise International, Managed Health Network, Inc., Aspen Education Services, Pathology Partners Inc., Heritage Healthcare, Inc. and MedPartners. In addition to his experience in the healthcare field, Mr. Meadow has been active in the consumer services sector, organizing The Sports Authority, Inc., CompUSA and Staples, Inc. Mr. Meadow holds a B.A. from Harvard College and an M.B.A. from the Harvard Business School. Mr. Meadow has over 25 years of experience as a principal investor in the private equity industry, a general partner in healthcare investing, and a contributor in the consumer services sector. His background working with investment bankers, as well as his instinctive financial perspective and experience in organizing companies, adds value to our Board of Directors. Mr. Meadow also brings excellent leadership skills to his role of Compensation Committee chair.

        Thomas V. Thornton, 45, joined our Board of Directors in June 2001. Mr. Thornton is a successful early-stage venture capital investor and recognized leader in the development of public/private technology development initiatives. Since October 1, 2006, Mr. Thornton has served as the President and Chief Executive Officer of the Kansas Bioscience Authority, one of the nation's largest bioscience development funds. From January 2005 to October 2006, Mr. Thornton was the President of the Illinois Technology Development Alliance, a public/private partnership established to strengthen Illinois' economy through science and technology. From July 2001 to March 2002, Mr. Thornton was the Senior Vice President—Midwest Region for Convergent Technology Group, a mergers and acquisitions advisory services firm. From October 1999 to May 2001, Mr. Thornton was the Managing Partner for divine interVentures, Inc., a service and software company, and led seed-stage and early-stage venture investing teams that managed over $120 million and contributed to divine interVenture's initial public offering. Mr. Thornton received a B.A. degree from the University of Wisconsin-Madison. Mr. Thornton provides exceptional knowledge and advice on capital markets, financing and government revenue streams, and development strategies of technology-based companies.

  Directors whose terms continue until 2012:

        Terry W. Osborn, Ph.D., M.B.A., 67, joined our Board of Directors in July 2001. Dr. Osborn is a pharmaceutical executive with significant experience in establishing strategic direction to develop sales and enhance profitability in startup, growth and turnaround environments. Since July 2010, he has been a member of Heartland Bio Ventures of the Kansas Bioscience Authority. In 2008, Dr. Osborn became the founding CEO of AbaStar MDc™ Inc., a molecular diagnostic company that he helped to co-found, which is developing proprietary blood-based gene expression and molecular diagnostic tests for the accurate diagnosis of mental disorders and neurodegenerative diseases. From July 2006 to 2008 Dr. Osborn assisted with the initial public offering of WaferGen Bio-Systems, Inc., which develops, manufactures, and sells systems for genome analysis for the life science and pharmaceutical industries. From 2002 until 2006, he was the President and Chief Executive Officer of Gene Express, Inc., a genomics company in Chicago, Illinois. From 1999 until July 2002, Dr. Osborn was the CEO of Pharmaceutical Development Center, a contract formulation, development and cGMP manufacturer of biopharmaceutical and pharmaceutical drugs. He was also the co-founder, President and Chief Executive Officer of Health Advance Institute, a National Clinical Research Organization providing clinical research services to pharmaceutical and biotechnology companies. His initial research and development, clinical research, manufacturing, distribution and business experience was gained at American Hospital Supply Corporation, Eli Lilly & Company, and Nichols Institute. Dr. Osborn received his Ph.D. in Biochemistry from the University of California at Riverside and his M.B.A. from Pepperdine University. Dr. Osborn's significant experience in establishing strategic direction to increase sales and enhance profitability in startup, growth and turnaround environments are a key asset to the Board of Directors. He brings significant insight in relationship building, the drug development process, and scientific, operational and regulatory aspects of clinical trials.

        Israel Rubinstein, M.D., 59, joined our Board of Directors in May 2001. Dr. Rubinstein is Professor of Medicine, Department of Medicine, and Affiliate Faculty, Department of Physiology and Biophysics at the University of Illinois at Chicago, where he has worked since 1993. Dr. Rubinstein is a leading physician and research scientist in respiratory medicine and oncology. He has served on the editorial boards of several medical and scientific journals and is grant reviewer for the National Institutes of Health. Dr. Rubinstein received an M.D. degree from Hebrew University—Hadassah School of Medicine and completed fellowships in Respirology at the University of Toronto and at the Cardiovascular Research Institute of the University of California at San Francisco. Dr. Rubinstein provides practical insight as a physician and research scientist in respiratory medicine and oncology and member of several editorial boards of medical and scientific journals. He brings to the Board of Directors an understanding about clinical trials and the practical aspects of physician prescription behavior.

  Directors whose terms continue until 2013:

        John L. Flavin, 42, President, Chief Financial Officer and Director joined the Company in June 2002 as Executive Vice President and Chief Financial Officer. He was elected to our Board of Directors in 2003 and promoted to President in 2004. He led the Company's initial public offering in 2005 and subsequent follow-on equity offerings. He oversees all business, financial and operational activities of the Company. Prior to joining Advanced Life Sciences in 2002, he was instrumental in building MediChem Life Sciences, Inc. from six (6) people in 1991 to over 230 by 2002. He helped lead MediChem's private equity financing in 1999, successful initial public offering in 2000 and its acquisition by DeCODE genetics, Inc. in 2002. Mr. Flavin was the Chief Operating Officer and a director of MediChem and was responsible for the acquisition and management of Emerald Biostructures, ThermoGen and AXAS, which became subsidiaries of MediChem. Mr. Flavin was named the Marquette University College of Business Young Alumnus of the year in 2005 and is a KPMG Illinois High Tech Award winner. Mr. Flavin serves on the Lewis University President's Council of Regents and is a Marquette Circles Host Committee Member. He guest lectures regularly at the University of Chicago Booth Graduate School of Business in the area of biotechnology entrepreneurship. Mr. Flavin holds a B.S. in Business Administration from Marquette University and an M.B.A. from Lewis University. Mr. Flavin is the brother of Michael T. Flavin, Ph.D., our Chairman and Chief Executive Officer, and Patrick W. Flavin, our Chief Legal Counsel. Mr. Flavin has significant experience in building biomedical companies and brings a specific focus of financing and operations to the Board of Directors. Mr. Flavin's expertise on the practicalities of raising capital in the public and private markets is well respected by the Board of Directors and his service as an executive officer of the Company provides the Board of Directors with a detailed understanding of the Company's operations.

        Richard A. Reck, 61, joined our Board of Directors in August 2005. Mr. Reck is the founder and President of Business Strategy Advisors, a consulting firm, a position he has held since August 1, 2002 and he is a Certified Public Accountant. Mr. Reck had been a partner with KPMG LLC for nearly 30 years, having served as the National Partner-in-Charge of the Software Strategic Consulting Practice as well as the National Partner-in-Charge of the Software and Services Practice. He is currently a member of the board of directors of Merge Healthcare, a public healthcare software and services company, and Interactive Intelligence, a public communications software company. Mr. Reck holds a B.A. in mathematics from DePauw University and an M.B.A. in accounting from the University of Michigan. Mr. Reck brings invaluable capabilities in financial understanding, business perspective, and auditing expertise. Mr. Reck is extremely conscientious and diligent in keeping the Board of Directors abreast of current audit issues, collaborating with the Company's independent auditors and senior management team and maintaining the financial position of the Company. Mr. Reck conveys clarity and focus to his role of chair of the vitally important Audit Committee.

        Rosalie Sagraves, Pharm.D., 65, joined our Board of Directors in May 2001. Dr. Sagraves is dean emerita and professor emerita at the University of Illinois at Chicago College of Pharmacy. She served as dean of the College from 1995 to 2006. She is currently interim chief science officer and consultant on global pharmacy education and healthcare for the American Association of Colleges of Pharmacy (AACP). Her areas of educational/research interest include pediatric pharmacotherapeutics, maternal-child health, and women's health. She has authored more than 90 journal articles and book chapters. She is a speaker on pediatric pharmacotherapy and women's health. She helped establish the AACP Global Pharmacy Education Special Interest Group, has served as Council of Deans chair for AACP and as a member of its board of directors, and as a member of the American Pharmacists Association

(APhA) board of trustees. She has served as president of the APhA Academy of Pharmaceutical Research and Science and as associate editor and member of the editorial board of Pharmacy Today. She served as a column editor for the Journal of Pediatric Health Care. She is a fellow of APhA and of the American College of Clinical Pharmacy. She has had ongoing involvement with the Sister to Sister Foundation and its national campaigns to advance women's heart health. She served as a member of the National Institutes of Health Office of Research on Women's Health advisory committee and its Task Force, Research on Women's Health for the 21st Century. She has received awards for outstanding teaching and leadership. She attended Miami University (Ohio) and later received her B.S. in Pharmacy from The Ohio State University and a Doctor of Pharmacy (Pharm.D.) degree from the Philadelphia College of Pharmacy (University of the Sciences in Philadelphia). Dr. Sagraves contributes diversified administrative skills through an academic background, managing and working with scientific professionals, practitioners and patients. She has an excellent perspective of managed care, drug development and what consumers look for in pharmaceutical products. Dr. Sagraves' experiences in pharmacotherapeutics, research and global pharmaceutical affairs adds significant value to Board of Directors discussions.

Independent Directors

        In accordance with applicable SEC requirements which require that the majority of the Board of Directors and all of the members of the Audit Committee and Nominating Committee be "independent directors," as defined in Rule 5605 of the Nasdaq Stock Market Rules, the Board of Directors has made independence determinations with respect to each person who served as a director during any portion of 2010. Dr. Theron Odlaug served on the Board of Directors until October 2010. The Board of Directors has determined that Drs. Odlaug, Osborn, Rubinstein, and Sagraves and Messrs. Meadow, Reck and Thornton, are independent directors. As members of the Company's management, Dr. Michael Flavin and Mr. John Flavin are not considered independent directors.

Meeting Attendance

        During 2010, the Board of Directors held nine (9) meetings and took action by written consent six (6) times. None of our directors attended fewer than 75% of all the meetings of the Board of Directors and those committees on which he or she served during 2010.

        The Company does not have a formal policy requiring members of the Board of Directors to attend the Annual Meeting, although all directors are strongly encouraged to attend. All of our directors participated in the 2010 Annual Meeting of Stockholders.

Board of Directors Leadership Structure and Risk Oversight

        The Board of Directors has chosen to combine the principal executive officer and Board of Directors chairman positions and has not appointed a separate lead director. Dr. Michael T. Flavin has served as the Chief Executive Officer and Chairman of the Board of Directors since he founded the Company. At the present time, the independent directors believe that Dr. Flavin's in-depth knowledge of the Company's operations and vision for its development make him the best-qualified director to serve as Chairman.

        The Board of Directors is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. As set forth in the audit committee charter, the Audit Committee meets periodically with management in order to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. In fulfilling this role, the Audit Committee conducts a quarterly risk-assessment process and reports its finding to the full Board of Directors. The Audit Committee also oversees related party transactions and conducts all negotiations in such transactions on behalf of the Company.

Stockholder Communications to the Board of Directors

        Stockholders and third parties may communicate with our Board of Directors by addressing communications to the Chairman of the Board, c/o the Corporate Secretary at our offices at 1440 Davey Road, Woodridge, Illinois 60517.

Committees of the Board of Directors

        Our Board of Directors has three (3) standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee (the "Nominating Committee"). The following table sets forth the members of our Board of Directors and the committees of which each director is a member.

Name of Director	Audit		Compensation		Nominating
Non-Employee Directors:
Scott F. Meadow			X	*
Terry W. Osborn, Ph.D.	X				X
Richard A. Reck	X	*
Israel Rubinstein, M.D.	X		X
Rosalie Sagraves, Pharm.D.			X		X
Thomas V. Thornton	X				X	*
Employee Directors:
Michael T. Flavin, Ph.D.
John L. Flavin

X
= Committee member; * = Chair

  Audit Committee

        The Audit Committee of the Board of Directors reviews and monitors our corporate financial reporting, our external audits, the results and scope of the annual audit, other services provided by our independent auditors and our compliance with legal matters that have a significant impact on our financial reports. The Audit Committee also consults with management and our independent auditors before the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to consider and recommend the appointment of, and to review fee arrangements with, our independent auditors. The current members of the Audit Committee are Drs. Israel Rubinstein and Terry W. Osborn, and Messrs. Richard A. Reck and Thomas V. Thornton, each of whom is an independent director. Mr. Reck is the chair of the Audit Committee and our audit committee financial expert under the SEC rule implementing Section 407 of the Sarbanes-Oxley Act of 2002.

        The Audit Committee operates under a written charter that is available on our website, www.advancedlifesciences.com. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters. During 2010, the Audit Committee held five (5) meetings and took action by written consent three (3) times.

  Compensation Committee

        In consultation with the Company's management, the Compensation Committee establishes the general policies relating to senior management compensation and oversees the development and administration of such compensation programs. The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board of Directors regarding all forms of compensation provided to our executive officers and directors, including stock compensation. In addition, the Compensation Committee reviews and makes recommendations on bonus and stock compensation arrangements for all of our employees. In the past, the Compensation Committee has utilized an external compensation consultant to aid in the determination of competitive levels of executive pay, however, these services were not used in 2010. As part of its responsibilities, the Compensation Committee also administers our stock incentive plans. The current members of the Compensation Committee are Drs. Rosalie Sagraves and Israel Rubinstein and Mr. Scott F. Meadow, with Mr. Meadow serving as chair. Dr. Theron Odlaug served on the Compensation Committee until October 2010. Our Board of Directors has determined that Drs. Odlaug, Sagraves and Rubinstein, and Mr. Meadow meet the independence requirements under the Sarbanes-Oxley Act of 2002, the Nasdaq Stock Market and the rules and regulations of the SEC. In addition, each member of the Compensation Committee is an "outside director," as that term is defined in Section 162(m) of the Internal Revenue Code, and is a "non-employee" director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. In addition, members of management support the Compensation Committee in its work from time to time at the Compensation Committee's request.

        The Compensation Committee operates under a written charter that is available on our website, www.advancedlifesciences.com. During 2010, the Compensation Committee held two (2) meetings and took action by written consent once.

  Nominating and Corporate Governance Committee

        Our Nominating Committee develops and recommends to the Board of Directors corporate governance principles and procedures applicable to us, identifies individuals qualified to become Board of Directors members and recommends the director nominees for each annual meeting of our stockholders. The current members of our Nominating Committee are Drs. Terry W. Osborn and Rosalie Sagraves and Mr. Thomas V. Thornton, with Mr. Thornton serving as chairman. Dr. Odlaug served as a member of the Nominating Committee until October 2010. Our Board of Directors has determined that all members of our Nominating Committee meet the independence requirements under the Sarbanes-Oxley Act of 2002, the Nasdaq Stock Market and the rules and regulations of the SEC.

        The Nominating Committee operates under a written charter that is available on our website, www.advancedlifesciences.com. During 2010, the Nominating Committee held one (1) meeting.

Code of Business Conduct and Ethics

        We have established a Code of Business Conduct and Ethics that applies to our officers, directors, employees, representatives, agents and consultants. A current copy of our Code of Business Conduct and Ethics is available on our website, www.advancedlifesciences.com.

Criteria for Nominating Directors

        The Nominating Committee of our Board of Directors considers candidates to fill new directorships created by expansion and vacancies that may occur and makes recommendations to the Board of Directors with respect to such candidates. The committee considers all relevant qualifications of candidates for Board of Directors membership, including factors such as industry knowledge and experience, public company, academic or regulatory experience, financial expertise, diversity, current employment and other board memberships, and whether the candidate will be independent under the listing standards of the Nasdaq Stock Market. In the case of incumbent directors whose terms of office are set to expire, the committee also reviews such director's overall service to us during his or her term and any relationships and transactions that might impair such director's independence.

        In addition to the forgoing factors, the Nominating Committee also considers diversity in its evaluation of candidates for Board of Directors membership. The Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in Board of Directors composition. The Nominating Committee ensures that diversity considerations are discussed in connection with each potential nominee, as well as on a periodic basis in connection with the composition of the Board of Directors as a whole.

        In 2010, the Nominating Committee did not pay a fee to any third party to assist in the process of identifying or evaluating potential director candidates. However, the Nominating Committee may pay a fee to a third party to identify or evaluate potential director nominees in the future, if the need arises.

        We have not received director nominee recommendations from any of our stockholders. Any recommendations received from stockholders will be evaluated by the committee in the same manner that potential director nominees suggested by Board of Directors members, management or other parties are evaluated.

        Our bylaws provide that nominations for the election of directors at our annual meeting may be made by our Board of Directors or any stockholder entitled to vote for the election of directors generally who complies with the procedures set forth in the bylaws and who is a stockholder of record at the time notice is delivered to us. Any stockholder entitled to vote in the election of directors generally may nominate a person for election to the Board of Directors at our annual meeting only if timely notice of such stockholder's intent to make such nomination has been given in writing to our Secretary at our offices at 1440 Davey Road, Woodridge, Illinois 60517.

        To be timely, a stockholder nomination for a director to be elected at our annual meeting must be received at our principal executive offices not less than ninety (90) days nor more than one-hundred-twenty (120) days prior to the first anniversary of the preceding year's annual meeting of stockholders, except that, if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of such meeting is first made.

2010 Director Compensation

        In 2010, the Company paid its non-employee directors annual compensation as follows. We pay each of our non-employee directors an annual fee of $40,000 for serving on our Board of Directors. We pay an additional $15,000 annual fee to the chair of our Audit Committee, and $10,000 to the chairs of our Compensation Committee and Nominating Committee. Due to the Company's liquidity situation, the Company deferred payment on seventy-five percent of all director fees earned in 2010. Director fee payments deferred in 2010 and earned in 2011 are not expected to be paid until the Company and Board of Directors agree it is acceptable to do so, if at all. In 2010, each of our non-employee directors had been issued options under our stock incentive plans. Our non-employee directors are also reimbursed for out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott F. Meadow	50,000	—	1,248	—	—	—	51,248
Theron E. Odlaug(2)	33,333	—	1,248	—	—	—	34,581
Terry W. Osborn	40,000	—	1,248	—	—	—	41,298
Richard A. Reck	55,000	—	1,248	—	—	—	56,248
Israel Rubinstein	40,000	—	1,248	—	—	—	41,248
Rosalie Sagraves	40,000	—	1,248	—	—	—	41,248
Thomas V. Thornton	50,000	—	1,248	—	—	—	51,248

(1)
The amounts in this column represent the aggregate grant date for fair value of option awards computed in accordance with FASB ASC Topic 718. For assumptions in the valuation of these stock options see Note 7 to our consolidated financial statements in our Annual Report on Form 10-K as filed for the fiscal year ended December 31, 2010.

(2)
On October 28, 2010, Theron E. Odlaug notified the Board of Directors of the Company that he has resigned from the Board effective October 29, 2010. Dr. Odlaug resigned from the Board as a result of demands related to other ongoing business activities and not due to any disagreement with the Company on any matter relating to the Company's operations, policies and practices. Dr. Odlaug's fees earned in the fourth quarter were prorated accordingly.

Executive Officers

        The following table sets forth certain information concerning each of our executive officers.

Name	Age	Position(s)
Michael T. Flavin, Ph.D.	55	Chief Executive Officer and Chairman of the Board of Directors
John L. Flavin	42	President, Chief Financial Officer, Secretary and Director
Suseelan R. Pookote, Ph.D.	57	Executive Vice President of Corporate Development
Ze-Qi Xu, Ph.D.	49	Executive Vice President and Chief Scientific Officer
Patrick W. Flavin, J.D.	36	Chief Legal Counsel

        Michael T. Flavin, Ph.D., see the section of this proxy statement entitled "Board of Directors and Executive Officers—Board Structure and Composition."

        John L. Flavin, see the section of this proxy statement entitled "Board of Directors and Executive Officers—Board Structure and Composition."

        Suseelan R. Pookote, Ph.D., joined us in March 2001 as Executive Vice President of Corporate Development. Prior to joining us, Dr. Pookote worked at Monsanto Company from 1980 to 2000, where he had responsibility for technology and business development in a variety of industry segments such as food, nutrition, biotechnology and specialty chemicals. At Monsanto, Dr. Pookote concentrated on technology evaluation, licensing and corporate transactions, including the negotiation of technology licensing deals with academic institutions. Dr. Pookote received his Ph.D. in Chemical Engineering from Northwestern University.

        Ze-Qi Xu, Ph.D., joined us as Executive Vice President and Chief Scientific Officer in October 2002. Prior to joining us, from January 2000 until September 2002, Dr. Xu was the Vice President of Strategic Drug Development of MediChem Life Sciences, Inc., where he oversaw the discovery and preclinical development of ALS-886 and ALS-357. Dr. Xu has published 54 articles and holds 21 patents in the fields of infectious disease and cancer. Dr. Xu earned a B.S. degree in Chemistry from Jiangxi Normal University (China), a M.S. degree in Organic Chemistry from Shanghai Medical University and a Ph.D. in Organic Chemistry from the Shanghai Institute of Organic Chemistry. He performed his postdoctoral fellowships at Clemson University and the Michigan Cancer Foundation.

        Patrick W. Flavin, J.D., joined us in November 2002 as legal counsel. He was promoted to Chief Legal Counsel in 2004. Prior to joining us, Mr. Flavin served as a counsel to the Illinois Speaker of the House from January 2002 to November 2002. Prior to this position, he was the Director of Legal Affairs for MediChem Life Sciences, Inc. from May 2000 to September 2001, where he managed the in-house legal staff and outside legal counsel. Mr. Flavin obtained his B.A. from Providence College and received his J.D. from DePaul University College of Law. Mr. Flavin is the brother of Michael T. Flavin, Ph.D., our Chairman and Chief Executive Officer, and John L. Flavin, our President and Chief Financial Officer.

IV.    STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 4, 2011 (except as indicated below) by:

  •
  all persons known by us to own beneficially 5% or more of our outstanding common stock;

  •
  each of our directors and director nominees;

  •
  each of the named executive officers listed in the "Executive Compensation—Summary Compensation Table" section of this proxy statement; and

  •
  all of our directors, director nominees and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are exercisable on or within sixty (60) days of April 4, 2011 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such stockholder's name. The percentage of beneficial ownership described below is based on 10,787,538 shares of common stock outstanding as of April 4, 2011.

Name and Address(1)	Number of Shares Beneficially Owned	Approximate Percent of Class
DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS:
Michael T. Flavin(2)	1,922,396	17.8%
John L. Flavin(3)	335,055	3.1%
Ze-Qi Xu, Ph.D.(4)	12,926	*
Richard Reck(5)	85,886	*
Terry W. Osborn(6)	3,440	*
Rosalie Sagraves(7)	3,339	*
Israel Rubinstein	3,107	*
Thomas V. Thornton	3,107	*
Scott Meadow	3,220	*
All directors, director nominees and executive officers as a group (11 persons)	2,074,514	19.1%

*
= less than 1%

(1)
Unless otherwise indicated, the address for each five percent stockholder, director, director nominee and executive officer is c/o Advanced Life Sciences Holdings, Inc., 1440 Davey Road, Woodridge, Illinois 60517.

(2)
Dr. Michael Flavin is a member and a manager of Flavin Ventures, LLC, which is the sole voting member of ALS Ventures, LLC. In such capacity he may be deemed to have shared voting and investment power with respect to 314,677 shares held by ALS Ventures, LLC and 5,051 shares held by Flavin Ventures, LLC. Dr. Michael Flavin disclaims beneficial ownership of the shares held by ALS Ventures, LLC and Flavin Ventures, LLC, except to the extent of his proportionate pecuniary interest therein. Includes 1,587,801 shares of common stock held directly and 14,867 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(3)
Mr. John Flavin is a member and a manager of Flavin Ventures, LLC, which is the sole voting member of ALS Ventures, LLC. In such capacity he may be deemed to have shared voting and investment power with respect to 314,677 shares held by ALS Ventures, LLC and 5,051 shares held by Flavin Ventures, LLC. Mr. John Flavin disclaims beneficial ownership of the shares held by ALS Ventures, LLC and Flavin Ventures, LLC, except to the extent of his proportionate pecuniary interest therein. Includes 373 shares of common stock held directly and 14,954 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(4)
Includes 33 shares of common stock held directly by Dr. Xu and 12,893 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(5)
Includes 82,000 shares held indirectly by Mr. Reck as Trustee for the Richard A. Reck Trust and 666 shares held indirectly by Mr. Reck as Trustee for the Daniel M. Reck Trust and 3,220 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(6)
Includes 333 shares of common stock held directly by Dr. Osborn and 3,107 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

(7)
Includes 266 shares of common stock held directly by Dr. Sagraves and 3,073 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock. Based on our review of the reports filed with the SEC and written representations furnished to us, we believe that all of our directors and executive officers have complied with all Section 16(a) filing requirements for 2010.

V.     EXECUTIVE COMPENSATION

        The following discusses the material factors involved in the Company's decisions regarding the compensation of the Company's Named Executive Officers (the "NEOs") during calendar year 2010. The specific amounts paid or payable to the NEOs are disclosed in the narrative and the tables beginning on this page.

Summary Compensation Table

        The following table shows information concerning the annual compensation for services to the Company of the Chief Executive Officer and the two (2) other most highly compensated executive officers of the Company (collectively the "Named Executive Officers" or "NEOs") during fiscal year 2010 and 2009.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)	Total ($)
Michael T. Flavin, Ph.D., Chief Executive Officer, Chairman of the Board	2010 2009	325,000 310,960	— —	— —	18,949 47,600	70,471 76,185	8,541 8,070	422,961 442,815
John L. Flavin, President, Chief Financial Officer, Secretary and Director	2010 2009	275,000 263,120	— —	— —	18,280 45,920	52,295 58,253	1,570 1,556	347,145 368,849
Ze-Qi Xu, Ph.D., Executive Vice President and Chief Scientific Officer	2010 2009	245,000 234,000	— —	— —	16,943 42,560	48,614 53,352	7,701 7,351	318,258 337,263

(1)
The amounts in this column represent the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. For assumptions in the valuation of these stock options see Note 7 to our consolidated financial statements in our Annual Report on Form 10-K as filed for the fiscal year ended December 31, 2010.

(2)
Consists of matching payments made under our 401(k) employee savings plan and the cost of group-term life insurance in excess of $50,000.

Compensation Program Components

        The Compensation Committee is responsible for reviewing and determining compensation for our NEOs and senior management. The Compensation Committee believes that the total compensation opportunity available to members of management should consist of base salary, annual bonuses and equity-based compensation. The Compensation Committee considers all elements of the program when setting compensation levels. The Compensation Committee periodically meets individually with members of management in order to assess progress toward meeting objectives set by the Board of Directors for both annual and long-term compensation.

        Historically, the Compensation Committee has utilized external compensation consultants and surveys as necessary to aid in the determination of competitive levels of executive pay. In 2010, the Compensation Committee did not utilize external compensation consultants. The surveys used by the Compensation Committee include companies that are larger and smaller than the Company. Some surveys are limited to companies in the pharmaceutical business. The Committee also utilizes executive compensation information compiled from the proxy statements of other pharmaceutical companies. References to the "market" in this report refer to these survey and proxy data.

Base Salaries

        Base salaries are determined in accordance with the responsibilities of each officer, median market data for the position and the officer's performance achieving corporate goals. The Compensation Committee considers each of these factors but does not assign a specific value to each factor. Furthermore, a subjective element is acknowledged in evaluating the officer's overall span of responsibility and control. Total compensation for the Company's officers is believed to be generally in line with similarly situated companies.

Annual Bonuses

        The Compensation Committee reviews annual bonuses with senior management. Awards are based on an evaluation of the performance, level of responsibility and leadership of the individual in relation to overall corporate results. The Committee approved annual bonus payments for 2009, however, such payments were not made until January 2010. In 2010, annual bonuses were analyzed based on the attainment by individuals of specific objectives necessary for the Company to achieve its overall objectives. As of March 31, 2011, the Compensation Committee had not yet approved any annual bonus payments for 2010.

Equity-Based Compensation

        The Compensation Committee believes strongly that equity-based awards are an integral part of total compensation for officers and certain key managers with significant responsibility for the Company's long-term results. The Compensation Committee believes that stock option grants, which are tied to the increase in value of the Company's common stock, provide an effective means of delivering incentive compensation and foster stock ownership on the part of management.

        The 2005 Stock Incentive Plan:

  •
  Authorizes the granting of stock options, all of which may be made subject to the attainment of performance objectives established by the Compensation Committee.

  •
  Provides for the performance objectives on which an individual's performance goals may be based.

  •
  Establishes the maximum amount of stock options that can be paid to a Stock Incentive Plan participant.

        In 2010, the Compensation Committee awarded 99,868 stock options under the 2005 Stock Incentive Plan to the NEO's. In 2010, Drs. Michael Flavin and Ze-Qi Xu received a total of 13,731 and 12,277 stock options respectively and John Flavin received a total of 13,247 stock options, each of which vest one-thirty-sixth (1/36th) per month beginning on the last day of each month that begins after the grant date so that the options will be fully vested on the last day of the month of the third anniversary of the grant date. Any grants of stock options in 2010 were made in accordance with the performance-based focus of the 2005 Stock Incentive Plan.

Discussion of 2010 Compensation for the Chief Executive Officer

        The Compensation Committee reviewed the corporate goals and objectives relevant to Dr. Michael Flavin's compensation and approved the compensation, including base pay, incentive pay and stock option awards. In determining Dr. Flavin's compensation for 2010, the committee considered Company performance based on certain operational measures, the value of similar awards to chief executive officers of comparable companies, and other such factors as appropriate. The Compensation Committee also considered Dr. Flavin's role in implementing strategic and financial initiatives designed to augment the Company's business development and growth efforts.

        We believe that Dr. Flavin's experience, dedication and industry knowledge are important to the Company's success. For the calendar year ended December 31, 2010, Dr. Flavin received an annual salary of $325,000. On August 16, 2010 the Company granted to Dr. Flavin 13,731 non-qualified stock options at an exercise price equal to the then fair market price of $1.59 per share under the 2005 Stock Incentive Plan. In addition, Dr. Flavin received other compensation in the form of our contributions to his retirement account under the Company's 401(k) plan and Company payments of group term life insurance in excess of $50,000 per annum. We believe Dr. Flavin's total compensation, including salary, bonus and long-term incentives, is at a level competitive with chief executive officer compensation for similarly situated companies within the industry. As our Chairman and Chief Executive Officer, Dr. Flavin is focused on building long-term success, and as a significant stockholder, his personal wealth is tied directly to the creation of stockholder value. In our view, Dr. Flavin's total compensation for 2010 properly reflects our performance and his performance.

401(k) Plan

        We maintain a retirement savings plan which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code (the "401(k) plan"). In general, all of our employees are eligible to participate, subject to a 60-day waiting period. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $16,500 in 2010, and have the amount of the reduction contributed to the 401(k) plan. We are permitted to match employees' 401(k) plan contributions. For the year ended December 31, 2010, we elected to match 50% of employees' contributions up to six percent (6%) of compensation, which is consistent with the practices of our peer group of companies.

Compensation Consultant

        The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In accordance with this authority, historically, the Compensation Committee engaged an independent, outside compensation consulting company to assess its senior-management compensation program and to review executive compensation changes. In the past, the Compensation Consulting Consortium ("3C") has looked at base salary, incentive compensation, long-term stock options and benefits. However, the Compensation Committee did not engage the services of 3C for 2010.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR-END TABLE

        The following table sets forth aggregate holdings of stock options by our NEOs as of December 31, 2010.

Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(#)(1)	Number of Securities Underlying Unexercised Options Unexercisable(#)	Option Exercise Price($)(2)	Option Expiration Date
Michael T. Flavin, Ph.D.	03/10/2006	2,000	—	95.85	03/10/2016
	01/04/2007	2,833	—	78.90	01/04/2017
	02/22/2008	2,676	157	27.30	02/22/2018
	11/11/2008	1,566	689	7.80	11/11/2018
	05/19/2009	1,495	1,338	20.55	05/19/2019
	08/16/2010	1,525	12,207	1.59	08/16/2020
John L. Flavin	04/01/2002	165	—	4.71	04/01/2012
	01/01/2003	695	—	4.71	01/01/2013
	06/01/2004	926	—	4.71	06/01/2014
	03/10/2006	1,333	—	95.85	03/10/2016
	01/04/2007	2,623	—	78.90	01/04/2017
	02/22/2008	2,478	146	27.30	02/22/2018
	11/11/2008	1,212	533	7.80	11/11/2018
	05/19/2009	1,442	1,291	20.55	05/19/2019
	08/16/2010	1,471	11,776	1.59	08/16/2020
Ze-Qi Xu, Ph.D.	04/01/2002	331	—	4.71	04/01/2012
	06/01/2004	132	—	4.71	06/01/2014
	12/13/2005	1,120	—	101.40	12/13/2015
	01/04/2007	2,470	—	78.90	01/04/2017
	02/22/2008	2,333	137	27.30	02/22/2018
	11/11/2008	1,344	591	7.80	11/11/2018
	05/19/2009	1,337	1,196	20.55	05/19/2019
	08/16/2010	1,363	10,914	1.59	08/16/2020

(1)
Options vest one-thirty-sixth (1/36) per each month after the grant date such that the options will be one hundred percent (100%) fully vested on the last day of the month of the third anniversary of the grant date.

(2)
The options were granted at an exercise price equal to the fair market value of Advanced Life Sciences Holdings, Inc. common stock on the grant date, calculated as the average of the high and low market price on that date.

2010 OPTIONS EXERCISED AND STOCK VESTED

        No stock options were exercised during the fiscal year ended December 31, 2010. No restricted stock or restricted stock units have ever been issued to any of our NEOs, and thus no restricted stock or restricted stock units vested during the fiscal year ended December 31, 2010.

VI.   TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

        The Nominating Committee and the Board of Directors have adopted a Code of Business Conduct and Ethics which sets forth various policies and procedures intended to promote the ethical behavior of all of the Company's employees, officers and directors. The Code of Business Conduct and Ethics describes the Company's policy on conflicts of interest.

        The Board of Directors has also established a conflicts of interest committee which distributes a Conflicts of Interest Policy to all of the Company's employees, officers and directors. The Conflicts of Interest Policy describes the types of relationships that may constitute a conflict of interest with the Company. The executive officers and the Board of Directors are also complete a questionnaire on an annual basis which requires them to disclose any related person transactions and potential conflicts of interest. Legal counsel reviews the responses to the questionnaires and if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the chair of the Nominating Committee for review.

        The audit committee charter provides that the Audit Committee will advise the Board of Directors with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with respect to the Company's Code of Business Conduct and Ethics. The Audit Committee may also undertake such additional activities within the scope of this function as it may from time to time determine or as may otherwise be required by law, including, without limitation, approval and/or ratification of transactions with related persons. The Audit Committee determines whether reported relationships are material. After making such determination, the Audit Committee will report their recommendation on whether the transaction should be approved or ratified by the entire Board of Directors. The Audit Committee reviews related party transactions on a quarterly basis.

Certain Transactions

Loan from Dr. Michael T. Flavin

        In September 2001, the Company borrowed $2.0 million pursuant to a promissory note with its Chief Executive Officer, Dr. Michael T. Flavin, which bears interest at a rate of 7.75%. In July of 2010, the Company entered into a debt for equity exchange agreement with Dr. Flavin. Under the terms of the agreement, the Company's $2 million promissory note with Dr. Flavin was exchanged for 1,587,301 shares of the Company's common stock. The price of $1.26 per share used in the exchange was the same price per share used in the Company's public equity offering completed in July of 2010, although Dr. Flavin did not receive any of the warrants that were issued in the public equity offering. As a result of the exchange, the promissory note has been cancelled and retired and accrued interest of $52,000 was deferred based on the Company's current liquidity situation.

Facility Lease with BioStart Property Group, LLC

        Since 2003, we have leased real property facilities from BioStart Property Group, LLC ("BioStart"), a wholly owned subsidiary of Flavin Ventures, LLC. Flavin Ventures is the controlling member of ALS Ventures, LLC, our largest stockholder. Michael T. Flavin and John L. Flavin are the members of Flavin Ventures, LLC. In October 2009, the Company entered into a new Lease Agreement ("New Lease") with BioStart. The New Lease is effective for a period of three years and covers 9,440 square feet of space at $10.50 per square foot. The rent schedule of the lease will increase to $10.76 per square foot in the second year and $11.08 per square foot in the third year. Because of the ownership interest in BioStart held by Flavin Ventures, the Company's Audit Committee, acting on behalf of the Board of Directors, has overseen all lease negotiations on behalf of the Company and the Board of Directors approved the final terms of the New Lease.

VII. FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT COMMITTEE REPORT

Fees Billed by Independent Registered Public Accounting Firm

        The Audit Committee has adopted a pre-approval policy pursuant to which it must pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services and tax services. Under the policy, the Audit Committee may delegate the authority to pre-approve any audit or non-audit services to be provided by our independent registered public accounting firm to one or more of its members. The pre-approval of services by a member of the Audit Committee pursuant to this delegated authority, if any, must be reported at the next meeting of the Audit Committee.

        From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided by our independent registered public accounting firm. Unless the Audit Committee determines otherwise, the term for any service pre-approved by the Audit Committee is twelve (12) months from the date of pre-approval. Any pre-approval must set forth in detail the particular service or type of services to be provided and is generally subject to a specific cost limit. Any services that exceed these cost limits requires specific approval by the Audit Committee. The Audit Committee may periodically review and, as necessary, revise the list of pre-approved services based on subsequent determinations.

        The following table presents fees for audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2010 and 2009 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

Fees	Fiscal Year Ended December 31, 2010 ($)	Fiscal Year Ended December 31, 2009 ($)
Audit Fees(1)	$223,709	$222,075
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	2,000	—

Total	$225,709	$222,075

(1)
Audit Fees include fees billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in our quarterly reports, the review of registration statements for public equity offerings and other related services that are normally provided in connection with statutory and regulatory filings.

(2)
All Other Fees represent fees for the annual subscription to the online accounting information service provided by Deloitte & Touche LLP.

        During fiscal years 2010 and 2009, the Audit Committee pre-approved 100% of all audit-related and other services provided to us by Deloitte & Touche LLP in accordance with the pre-approval policy described above.

Audit Committee Report

        The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

        The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee is governed by a charter, which has been approved and adopted by the Board of Directors, and which is reviewed and reassessed annually by the Audit Committee. The Audit Committee is comprised of four (4) independent directors.

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics and (iii) the Company's auditing, accounting and financial reporting processes.

        The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T, and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee has received from and discussed with the independent auditors their written disclosure and letter regarding their independence from the Company as required by applicable requirements of the Public Accounting Oversight Board.

        Management is responsible for the preparation and integrity of the Company's financial statements and the independent auditors are responsible for the examination of those statements. The Audit Committee reviewed the Company's quarterly reports on Form 10-Q and audited financial statements for the Company's fiscal year ended December 31, 2010 and met with both management and the Company's independent auditors to discuss those quarterly reports and financial statements.

        Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

Respectfully submitted,

The Audit Committee
Richard A. Reck (Chair)
Terry W. Osborn, Ph.D.
Israel Rubinstein, M.D.
Thomas V. Thornton

VIII.  DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

        We expect that our 2012 annual meeting of stockholders will be held within 30 days of May 24, 2012, which will be the first anniversary of the upcoming annual meeting. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals of stockholders intended for inclusion in the proxy statement for our 2012 annual meeting of stockholders must be received by our Secretary at our offices at 1440 Davey Road, Woodridge, Illinois 60517, by December 13, 2011. If a stockholder intends to present a proposal at the 2012 annual meeting of stockholders, such stockholder must comply with the advance notice provisions of our bylaws. These provisions require that such proposal must be received by our Secretary at 1440 Davey Road, Woodridge, Illinois 60517, not earlier than January 15, 2012 and not later than February 15, 2012. Subject to certain exceptions set forth in our bylaws, such proposals must contain specific information concerning the person to be nominated or the matters to be brought before the meeting and concerning the stockholder submitting the proposal.

IX.   "HOUSEHOLDING" OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides convenience for stockholders and cost savings for companies.

        A number of brokers with accountholders who are stockholders will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice that your broker or the Company will be "householding" communications to your address, "householding" will continue until you are notified otherwise. If you did not receive an individual copy of the proxy statement and would like to request one, please contact our investor relations department at 1440 Davey Road, Woodridge, Illinois 60517, telephone 630-739-6744.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, VStock Transfer LLC at 150 W. 46th St., 6th Floor, New York, NY 10036, Attn: Yoel Goldfeder.

X.    VOTING THROUGH THE INTERNET OR BY TELEPHONE

        Our stockholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder. Our stockholders may vote by proxy telephonically by calling, toll free, (800) 690-6903, or may vote through the Internet at the following address: http://www.proxyvote.com.

 Exhibit A

FORM OF
CERTIFICATE OF AMENDMENT TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ADVANCED LIFE SCIENCES HOLDINGS, INC.

        Advanced Life Sciences Holdings, Inc. (the "Corporation"), a corporation organized and existing under and by the General Corporation Law of the State of Delaware, does hereby certify:

        ONE. That the name of the corporation is Advanced Life Sciences Holdings, Inc.

        TWO. That the Corporation's Board of Directors has passed a resolution that the Third Amended and Restated Certificate of Incorporation be hereby amended by amending Articles 4.1, 4.2 and 4.3 so that they read in their entirety as follows:

        4.1    Amount.    The Corporation has the authority to issue One Hundred and Five Million (105,000,000) shares of capital stock ("Stock").

        4.2    Preferred Stock.    The Corporation has the authority to issue up to Five Million (5,000,000) of the initial One Hundred and Five Million (105,000,000) shares as a separate and single class of shares known as "Preferred Stock," which shall have a par value of $0.01 per share, and which may be issued in one or more series. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

        4.3    Common Stock.    Of the One Hundred and Five Million (105,000,000) shares the Corporation has authority to issue, One Hundred Million (100,000,000) shares will constitute a separate class of shares known as "Common Stock," which shall have $0.01 par value per share.

        THREE. That said amendment was duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 211 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the undersigned incorporator has executed this certificate as of the        day of                        , 2011.

                                                                                             Michael T. Flavin

A-1

1 1 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000101224_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael T. Flavin 02 Scott F. Meadow 03 Thomas V. Thornton ADVANCED LIFE SCIENCES HLDGS INC. ATTN: JOHN FLAVIN 1440 DAVEY ROAD WOODBRIDGE, IL 60517 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2 To amend our certificate of incorporation to increase the number of authorized shares from 25,666,666 to 105,000,000, including an increase in the number of authorized shares of common stock from 20,666,666 to 100,000,000. 3 To amend the 2005 Advanced Life Sciences Holdings, Inc. Stock Incentive Plan (the 2005 Stock Incentive Plan) to provide 5,000,000 additional stock options for grant under the 2005 Stock Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000101224_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com . ADVANCED LIFE SCIENCES HLDGS INC. Annual Meeting of Shareholders May 24, 2011 11:00 AM This proxy is solicited by the Board of Directors ADVANCED LIFE SCIENCES HOLDINGS, INC. PROXY CARD THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ADVANCED LIFE SCIENCES HOLDINGS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, MAY 24, 2011 AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. The undersigned hereby appoints Michael T. Flavin and John L. Flavin, and each of them, as proxies with full power of substitution to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Advanced Life Sciences Holdings, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. local time on Tuesday, May 24, 2011 at 1440 Davey Road, Woodridge, Illinois 60517, and at any postponement(s) or adjournment(s) thereof and, in such proxies' discretion, to vote upon such other business as may properly come before the meeting, and at any postponement(s) or adjournment(s) thereof, as set forth in the related Notice of Annual Meeting and Proxy Statement, the receipt of which is hereby acknowledged. The undersigned hereby Revokes all prior proxies given by the undersigned to vote at said meeting and any adjournment(s) or postponement(s) thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AND PROPOSAL 3. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side